SUPPLEMENT TO THE PROSPECTUS

W&R Funds, Inc.

The following information replaces the disclosure regarding Legend Equities Corporation in the section entitled "Waivers for Certain Investors--Class A shares may be purchased at NAV by":

     Until December 31, 2002, clients of Legend Equities Corporation (Legend) if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

To be attached to the cover page of the following Prospectuses of W&R Funds,
Inc.:
    W&R Funds, Inc. Equity, Growth & Income and Asset Allocation Funds, #WRP4200, dated June 28, 2001
    W&R Funds, Inc. Fixed Income and Money Market Funds, #WRP4100, dated June 28, 2001


This Supplement is dated December 6, 2001.

WRS4000E

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

W&R Funds, Inc.

The following information supplements the disclosure regarding the fees for shareholder servicing under the section "Investment Management and Other Services--Payments for Management, Accounting and Shareholder Services.":

     Effective December 1, 2001, the shareholder servicing fee for shareholder accounts will be amended as follows:

      . for Class A, Class B and Class C shares of W&R Asset Strategy Fund, W&R
        Core Equity Fund, W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid Cap Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth Fund and W&R Tax-Managed Equity Fund, an annual increase of $2.00 per active shareholder account, paid monthly

      . for Class A, Class B and Class C shares of W&R High Income Fund, W&R
        Limited-Term Bond Fund and W&R Municipal Bond Fund, an annual increase of $1.00 per active shareholder account, paid monthly

     The shareholder servicing fees for W&R Money Market Fund, and Class Y shares of each of the W&R Funds, will remain unchanged.


The following information replaces the disclosure regarding Legend Equities Corporation (Legend) in the section entitled "Net Asset Value Purchases of Class A Shares" in "Purchase, Redemption and Pricing of Shares.":

     Until December 31, 2002, Class A shares may also be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds and the purchase is made within 60 days of such redemption.


To be attached to the cover page of the Statement of Additional Information of W&R Funds, Inc. dated June 28, 2001.

This Supplement is dated December 6, 2001.